UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: May 21, 2014

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830

(Address of principal executive offices, including zip code)

(732)-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.07.	Submission of Matters to a Vote of Security Holders

Middlesex Water Company held its Annual Meeting of Shareholders on Tuesday, May 20, 2014. The following directors were re-elected to the board: James F. Cosgrove, Jr. P.E., Vice President and Principal of Kleinfelder; John R. Middleton, M.D., engaged in private practice with ID Care; and Jeffries Shein, managing partner JGT Management Company, LLC. Each of these directors will serve a term of office of three years. The certified results of the matters voted upon at the meeting, which are more fully described in our Company’s April 8, 2014 proxy statement, are as follows:

Description of Matters Submitted

Proposal No. 1

Election of Directors	For	Withheld

James F. Cosgrove	8,200,288	113,517
John R. Middleton, M.D.	8,172,860	140,945
Jeffries Shein	8,164,314	149,491

Description of Matters Submitted

Proposal No. 2

Ratification of the appointment by the Audit Committee of Parente Beard LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014

For	Against	Abstain

13,486,614	141,901	84,810

Description of Matters Submitted

Proposal No. 3

To approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain

7,402,627	586,482	324,696

Item 8.01 Other Events

On May 20, 2014, Middlesex Water Company held its 2014 Annual Meeting of Shareholders at its company headquarters in Iselin, New Jersey. Announcement of voting results at which shareholders elected a slate of three directors, ratified the Audit Committee’s appointment of Parente Beard LLC as the independent registered public accounting firm for 2014 and approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers, is described above.

Management’s presentation at the Annual Meeting of Shareholders is available in the Investor Relations section of the company’s website www.middlesexwater.com under News & Market Data/Presentations and Interviews. The presentation is also filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

News Release

On May 21, 2014, the Company issued a press release describing the voting results of shareholders at the annual meeting, the election of directors, the ratification by shareholders of the appointment of Parente Beard LLC as the Company’s independent auditors for the year ending December 31, 2014. A copy of the Company’s press release dated May 21, 2014 is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

99.1	Company officers’ slide show presentation at the Annual Meeting of Shareholders May 20, 2014

99.2	Company press release dated May 21, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

s/A. Bruce O’Connor
A. Bruce O’Connor
Vice President, Treasurer and
Chief Financial Officer

Dated: May 21, 2014

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